OMNIBUS AMENDMENT

(FIFTH AMENDMENT TO SECURITY AGREEMENT AND AMENDMENT TO TAF SECURITY AGREEMENT SUPPLEMENT)

THIS OMNIBUS AMENDMENT, dated as of August 6, 2009 (this "Amendment") is to (i) the Amended and Restated Security Agreement dated as of August 15, 2008, by and among NexCen Holding Corporation (f/k/a NexCen Acquisition Corp.), a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent"), as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, (the "Security Agreement") and (ii) the Amended and Restated Security Agreement Supplement, dated as of August 15, 2008, by and among the parties hereto (the "TAF Security Agreement Supplement").

RECITALS

WHEREAS, the parties hereto desire to amend the Security Agreement and the TAF Security Agreement Supplement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Appendix A to the Security Agreement (including as amended by this Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Security Agreement and the other Transaction Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities. This Amendment shall constitute a Transaction Document and shall be interpreted in accordance with Section 1.1 of the Security Agreement.

Section 2 Amendments to the Security Agreement.

Section 2.01 Section 11.7(c) of the Security Agreement shall be amended by inserting the following clause immediately before the current clause (A) thereof and relettering each clause of such Section:

"(A) only in the case of the TAF AU Transaction, the Special Net Proceeds shall be deposited into the Co-Issuer Priority and Non-Distributable Amounts Account held at Wilmington Trust Company in the name of the Athlete's Foot Brands, LLC for use as permitted by Section 3.3.1 of the TAF Security Agreement Supplement;"

Section 2.02 The following definitions shall be added to Appendix A in the appropriate alphabetical order:

"Special Net Proceeds" means, with respect to the TAF AU Transaction, that portion of the Net Proceeds from the TAF AU Transaction equal to the lesser of (i) $1,200,000 and (ii) the excess, if any, of (x) the Net Proceeds minus (y) $5,000,000; provided, however, that all portions of the Net Proceeds from the TAF AU Transaction in excess of the amount described above shall not be Special Net Proceeds.

"TAF AU Transaction" means the sale and license of certain Assets of TAF related to the conduct of its business in Australia and New Zealand pursuant to (i) that certain Intellectual Property Purchase and Sale Agreement, dated as of August 6, 2009, by and between TAF and TAF Australia, LLC, (ii) that certain Australia License Agreement, dated as of August 6, 2009, by and among TAF Australia, LLC, The Athlete's Foot Australia Pty Ltd, and RCG Corporation Ltd., and (iii) that certain New Zealand License Agreement, dated as of August 6, 2009, by and among TAF Australia, LLC, The Athlete's Foot Australia Pty Ltd. and RCG Corporation Ltd.

Section 2.03 The definition of "Manager Fee" in Appendix A to the Security Agreement shall be amended by deleting the final sentence thereof and replacing the same in its entirety as follows:

"For the avoidance of doubt, the amounts in "(ii)(b), (ii)(c), (ii)(d), (ii)(e) and (ii)(f) above are exclusive of any amounts paid in the aggregate under (i) Section 3.1.1 of each Security Agreement Supplement and (ii) Section 3.3.1 of the TAF Security Agreement Supplement."

Section 2.04 The definition of "Operating Expenses" in Appendix A to the Security Agreement shall be amended by deleting the final sentence thereof and replacing the same in its entirety as follows:

"In addition, and only with respect to the Managers related to the Franchise Subsidiary Borrowers, capital expenditures shall not exceed $360,000 per annum in the aggregate other than with respect to capital expenditures made with the proceeds of (i) Restricted Vendor Supply Fund or (ii) Special Net Proceeds."

Section 3 Amendment to the TAF Security Agreement Supplement. Section 3.3.1(a) of the TAF Security Agreement shall be amended by adding the following sentences to the end of such section:

"Notwithstanding the foregoing, Special Net Proceeds deposited in the Co-Issuer Priority and Non-Distributable Amounts Account shall be subject to withdrawals on any Payment Date by the Supply Manager as reimbursement of (i) costs incurred by it solely to the extent related to the acquisition by GAC Manufacturing, LLC of equipment

required for it to be able to produce pretzel dough or pretzel dough mix, including direct installation, labor, and project management costs related thereto, as reasonably determined by the Supply Manager and (ii) other specified expenses as agreed to by the Agent, in each case, subject to the Agent's prior written consent and its receipt of documentation of such expenses, which consent will not be unreasonably withheld; provided, however, upon the occurrence and continuation of an Event of Default, all Special Net Proceeds shall be withdrawn and deposited into the Issuer Collection Account. The Supply Manager shall not withdraw Special Net Proceeds or any other amounts from the Co-Issuer Priority and Non-Distributable Amounts Account other than for the foregoing purposes and shall not withdraw any amounts, individually or in the aggregate, in excess of the amount of the Special Net Proceeds."

Section 4 Condition to Effectiveness.

This Amendment shall become effective as of the date first above written, provided that the Agent shall have received this Amendment duly executed by each of the parties hereto

Section 5 Representations and Warranties.

The Issuer, each Co-Issuer and NexCen Brands each represent that as of the date hereof, after giving effect to this Amendment and the consent set forth in that certain Notice of Partial Redemption and Consent (the "Notice"), dated as of the date hereof, by and among the Parties hereto, (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct (except to the extent such representations and warranties expressly related to an earlier date) and (ii) no Default or Event of Default has occurred or will occur as a result of the transactions described in (x) that certain Partial Redemption and Paydown Letter, dated as of the date hereof, by and among the parties hereto and (y) the Notice.

Section 6 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Amendment, all references to the Security Agreement or the TAF Security Agreement Supplement in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement or TAF Security Agreement Supplement as amended hereby.

Section 7 Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 8 Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 9 Severability of Provisions.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 10 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Amendment shall not effect a novation of the obligations of the parties to the Security Agreement and the TAF Security Agreement Supplement, but instead shall be merely an amendment of the terms governing such obligations.

Section 11 Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: [signature]
Name: CHERYL A. BEHAN
Title: Senior Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: [signature]
Name: CHERYL A. BEHAN
Title: Senior Vice President

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ______________________________
Name: Sue Nam
Title: General Counsel and Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ________________________
Name: Sue Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ________________________
Name: Sue Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ________________________
Name: Sue Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________________
Name: Sue Nam
Title: Secretary